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Exhibit 10.29

SECOND AMENDMENT TO LEASE

DATED JULY 1, 2001
TO LEASE DATED NOVEMBER 1, 2000
BETWEEN
RAZORE LAND COMPANY ("LANDLORD")
AND
PHAGE THERAPEUTICS INTERNATIONAL ("TENANT")

    WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease dated November 1, 2000 (hereinafter referred to as the "Lease") under the terms of which Landlord leased to Tenant approximately 5,148 rentable square feet of space (hereinafter referred to as the "Premises") located at 19017 120th Avenue NE, Suite 102, Bothell, Washington.

    WHEREAS, Landlord and Tenant have heretofore entered into that certain First Amendment to Lease dated May 1, 2001 (hereinafter referred to as the "First Amendment") under terms of which Landlord leased approximately 919 additional rentable square feet of space per the terms and conditions set forth in the First Amendment.

    NOW THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1.
Paragraph 2. Leased Premises:

    Rentable Square Feet - approximately 6,225 rsf
    Rentable Square Feet - approximately 1,206 rsf of additional space

2.
Paragraph 5.1. Rent:

    Tenant has agreed to rent the additional 1,206 sf of space for two (2) years at the rate specified on the attached spreadsheet. At the commencement of year three (3) the rate will be blended with the existing rate and the additional space will be coterminous with said lease. Attached spreadsheet documents the revised rental schedule and must remain attached as part of this amendment.

3.
Paragraph 8.2. Tenant's Share of Operating Expenses:

    Tenant's Share shall be 7.33%.

Except as modified and amended herein, all other terms and conditions of this Lease shall remain unchanged and in full force and effect.

THIS LEASE IS SUBJECT TO ACCEPTANCE BY LANDLORD.

Agreed and Accepted:
TENANT:
PHAGE THERAPEUTICS INTERNATIONAL a Florida Corporation
		By:	/s/ Richard C. Honour
		Its:	President & CEO
	LANDLORD:	RAZORE LAND COMPANY, a Washington Corporation
		By:	/s/ Jim Sepic
		Its:	Manager

STATE OF WASHINGTON	)
)
COUNTY OF KING	)

    On this day personally appeared before me Richard Honour to me known to be the President of Phage Therapeutics International, the corporation that executed the within and foregoing instrument, and acknowledged that the same instrument to be his free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

    GIVEN under my hand and official seal this 27th day of June, 2001.

/s/ Unreadable Notary Public in and for the State of Washington, Residing at Woodinville My Commission expires 9/15/04
STATE OF WASHINGTON	)
)
COUNTY OF SNOHOMISH	)

    On this day personally appeared before a Jim Sepic to me known to be the Manager of Razore Land Company, the corporation that executed the within and foregoing instrument, and acknowledged that the same instrument to be a free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

    GIVEN under my hand and official seal this 3rd day of July, 2001.

[SEAL]	/s/ Margaret A. Tingley Notary Public in and for the State of Washington Residing at Everett My Commission expires 6/10/2002

PHAGE THERAPEUTICS
MONTHLY BASE RENT CALCULATION

								20001 CAM
	# of Mos		SQ. FT.	$PER SQ. FT.	Original Space Monthly Rent	Additional Space Monthly Rent	Monthly Total Rent	Original Space sq. ft.	Addt'l Space sq. ft.	Total sq. ft.
								Effective 5/1/01
								5,148	919	6,067

								Effective 7/1/01
								6,225	1,206	7,431

Original Lease	7.5	11/15/00 - 06/30/01	5,148	$15.50	$6,649.50
	4.5	07/01/01 - 11/14/01	6,225	$15.50	$8,040.63
	12	11/15/01 - 11/14/02	6,225	$16.12	$8,362.25
	12	11/15/02 - 11/14/03	6,225	$16.77	$8,699.44
	12	11/15/03 - 11/14/04	6,225	$17.44	$9,047.00
	12.5	11/15/04 - 11/30/05	6,225	$18.13	$9,404.94

	60.05
First Amendment	2	05/01/01 - 06/30/01	919	$8.23	$630.00
Revised First Amendment	22	07/01/01 - 04/30/03	1,206	$8.23	$827.12
(Addt'l Space)	7	05/01/03 - 11/30/03	1,206	$16.77	$1,685.39
	12	12/01/03 - 11/30/04	1,206	$17.44	$1,752.72
	12	12/01/04 - 11/30/05	1,206	$18.13	$1,822.07

	55
Total Space Schedule Effective 5/1/01								CAM Charges
First Amendment	2	05/01/01 - 06/30/01	6,067	$14.40	$6,649.50	$630.00	$7,279.50	$2,013	$357	$2,370
Revised First Amendment	4	07/01/01 - 10/31/01	7,431	$14.32	$8,040.63	$827.00	$8,867.63	$2,434	$471	$2,905
	1	11/01/01 - 11/30/01	7,431	$14.60	$8,212.16	$827.00	$9,039.16
	11	12/01/01 - 10/31/02	7,431	$14.84	$8,362.25	$827.00	$9,189.25
	1	11/01/02 - 11/30/02	7,431	$15.13	$8,542.08	$827.00	$9,369.08
	5	12/01/02 - 04/30/03	7,431	$15.38	$8,699.44	$827.00	$9,526.44
	6	05/01/03 - 10/31/03	7,431	$16.77	$8,699.44	$1,685.39	$10,384.82
	1	11/01/03 - 11/30/03	7,431	$17.07	$8,884.80	$1,685.39	$10,570.19
	11	12/01/03 - 10/30/04	7,431	$17.44	$9,047.00	$1,752.72	$10,799.72
	1	11/01/04 - 11/30/04	7,431	$17.75	$9,237.90	$1,752.72	$10,990.62
	12	12/01/04 - 11/30/05	7,431	$18.13	$9,404.94	$1,822.07	$11,227.00

Total	55

[FLOOR PLAN]

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SECOND AMENDMENT TO LEASE